EXHIBIT 8.1

The following is a list of subsidiaries of NewLead Holdings, Ltd. as of December 31, 2012.

COMPANY	SHAREHOLDER

NEWLEAD HOLDINGS LTD, Bermuda (formerly known as Aries Maritime Transport Limited)

DIRECT SUBSIDIARIES

NEWLEADJMEG INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD MOJAVE HOLDINGS LLC, Delaware	NEWLEAD HOLDINGS LTD.

LEADING MARINE CONSTULTANTS (LMC) INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

Shipmanagement Companies

AMT MANAGEMENT LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD SHIPPING S.A., Panama	NEWLEAD HOLDINGS LTD.

Sub-Holding Companies

NEWLEAD BULKER HOLDINGS INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD TANKER HOLDINGS INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

Ship-Owning Companies

NEWLEAD VICTORIA LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER

Companies With No Assets*

ALTIUS MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

AUSTRALIA HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

BRAZIL HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

BORA LIMITED, BVI	NEWLEAD HOLDINGS LTD.

CHALLENGER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

CRUSADER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

CHINA HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPASS OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

COMPASSION OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

CHINOOK WAVES CORPORATION, Marshall Islands	NEWLEAD HOLDINGS LTD.

ERMINA MARINE LIMITED, Marshall Islands	NEWLEAD HOLDINGS LTD.

FORTIUS MARINE S.A., Marshall Islands	NEWLEAD HOLDINGS LTD.

GRAND OCEANOS INC., Liberia	NEWLEAD HOLDINGS LTD.

GRAND RODOSI INC., Liberia	NEWLEAD HOLDINGS LTD.

GRAND VICTORIA PTE. LTD., Singapore	NEWLEAD HOLDINGS LTD.

OCEAN HOPE SHIPPING LIMITED, Malta	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER

INDIRECT (WHOLLY OWNED) SUBSIDIARIES

NEWLEAD HOLDINGS (US) CORP., Delaware (formerly known as NewLead Holdings (US) LLC)	NEWLEAD MOJAVE HOLDINGS LLC.

NEW LEAD JMEG LLC., Delaware	NEWLEAD HOLDINGS (US) CORP.

NEWLEAD TRADING INC., Liberia	NEWLEAD PROGRESS INC.

Shipmanagement Companies

NEWLEAD BULKERS S.A., Liberia	NEWLEAD SHIPPING S.A.

Ship-Owning Companies

GRAND MARKELA INC., Liberia	NL BULKER HOLDINGS INC.

COMPANY	SHAREHOLDER

Companies with no assets *

GRAND ESMERALDA INC., Liberia	NL BULKER HOLDINGS INC.

GRAND SPARTOUNTA INC., Marshall Islands	NL BULKER HOLDINGS INC.

GRAND VENETICO INC., Marshall Islands	NL BULKER HOLDINGS INC.

GRAND AFFECTION S.A. Marshall Islands	NL BULKER HOLDINGS INC.

GRAND AFFINITY S.A., Marshall Islands	NL BULKER HOLDINGS INC.

NEWLEAD PROSPERITY INC., Marshall Islands	NL BULKER HOLDINGS INC.

NEWLEAD PROGRESS INC., Marshall Islands	NL TANKER HOLDINGS INC.

TRANS CONTININENT NAVIGATION LTD., Malta	OCEAN HOPE SHIPPING LIMITED.

TRANS STATE NAVIGATION LTD., Malta	OCEAN HOPE SHIPPING LIMITED.